UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04624

Name of Fund: BlackRock California Insured Municipal Bond Fund of BlackRock
              California Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock California Insured Municipal Bond Fund of BlackRock California Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock California Insured                                           BLACKROCK
Municipal Bond Fund
OF BLACKROCK CALIFORNIA
MUNICIPAL SERIES TRUST

ANNUAL REPORT | AUGUST 31, 2006

(As Restated)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
The financial statements and financial highlights in this report have been restated as described in Note 8 to the financial statements. Other information in this report affected by the restatement has been revised.
--------------------------------------------------------------------------------

Portfolio Information as of August 31, 2006 (As Restated. See Note 8)

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .........................................        61.7%
General Obligation Bonds ....................................        26.7
Prerefunded Bonds ...........................................        10.0
Mutual Funds ................................................         0.2
Other* ......................................................         1.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................        93.1%
AA/Aa .......................................................         0.7
A/A .........................................................         0.6
NR (Not Rated) ..............................................         4.0
Other* ......................................................         1.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in mutual funds and short-term investments.

Important Tax Information

All of the net investment income distributions paid monthly by BlackRock California Insured Municipal Bond Fund of BlackRock California Municipal Series Trust during the taxable year ended August 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Proxy Results

During the six-month period ended August 31, 2006, BlackRock California Insured Municipal Bond Fund of BlackRock California Municipal Series Trust's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted           Shares Voted              Shares Voted
                                                                  For                   Against                  Abstain
---------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement.                17,818,827               556,767                  750,342
---------------------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement.                 17,765,463               548,403                  812,070
---------------------------------------------------------------------------------------------------------------------------


2       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided a competitive total return and an above-average yield as we shifted to a more neutral stance on interest rates while maintaining a high degree of credit quality.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose throughout most of the past year before declining in August as bond prices correspondingly improved. The shift in direction was largely a reaction to the Federal Reserve Board's (the Fed) decision on August 8 to refrain from raising the federal funds target rate. After 17 consecutive interest rate hikes since mid-2004, a moderation in economic growth and decline in inflationary expectations were cited as reasons for the Fed pause. Earlier in the 12-month period, bond yields rose steadily (and their prices fell) as investors focused on solid economic growth in the United States and abroad. Despite a decline in gross domestic product growth between the first and second quarters of 2006, U.S. economic activity so far this year has outpaced the 3.2% annual growth rate posted in 2005. Rising commodity prices also stoked inflationary fears, further weighing on bond prices.

Overall, 30-year U.S. Treasury bond yields rose 62 basis points (.62%) during the 12-month period to 4.88%, while 10-year U.S. Treasury note yields rose 72 basis points to 4.74%. The yield curve continued to flatten as short-term interest rates rose more than longer-term interest rates. Municipal bond yields also rose, although the tax-exempt market's strong technical position provided price support and allowed municipal bond prices to decline less than those of taxable bonds. As measured by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years rose just four basis points to 4.26%, while yields on AAA-rated issues maturing in 10 years rose 28 basis points to 3.78%.

The rise in yields prompted a revival in investor demand for municipal bonds. The increased demand also was triggered by seasonal factors that served to generate large cash flows into investor accounts. Investors received more than $40 billion in June and July from coupon income and the proceeds from bond maturities and early redemptions. Consequently, municipal bond fund flows continued to be supportive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.8 billion in the first seven months of 2006, compared to $4.2 billion during the same period in 2005.

Also contributing to the outperformance of the municipal market has been declines in new issuance. During the past six months, more than $195 billion in new long-term tax-exempt bonds was underwritten, a 10% decline compared to the same period a year earlier. Recent declines in issuance have largely been the result of a 56% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt issues increasingly problematic, as the potential economic savings have rapidly diminished. In addition, the improved fiscal condition of many state and local governments has resulted in lower borrowing trends, with many new municipal capital projects financed from existing budget surpluses. The declines in issuance have led many analysts to lower their annual issuance forecasts. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

Looking ahead, municipal market fundamentals are likely to remain favorable, leading us to expect the tax-exempt market to perform at least as well as comparable U.S. Treasury issues. Attractive yield ratios have continued to draw both retail and institutional investors to the municipal market. Based on this, and the prospect for reduced annual issuance in 2006, we believe the municipal market should continue to perform well in the coming months.

Describe conditions in the State of California.

In May, the governor's 2006-2007 fiscal year budget totaled $131.1 billion, with spending approximately 8.4% higher than the prior year. The budget was bolstered by $7.5 billion in "unanticipated" tax revenues, which provide an opportunity to increase funding for K-12 schools, fund the early retirement of economic recovery bonds, increase reserve levels and fund several one-time projects. Although the budget remained unbalanced by approximately $3.5 billion, that amount was sizably smaller than the $12.5 billion imbalance confronted several years ago.

Although the state was unable to eliminate the structural imbalance in the budget, the improved revenue performance provided a catalyst for Moody's and Standard & Poor's to increase their ratings on California's long-term general obligation debt. Moody's increased its rating from A2 to A1 and Standard & Poor's boosted its rating from A to A+. Both rating agencies point out that the structural deficit limits further improvement to the AA-rating category.


4       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

In another notable development, the governor and legislature reached an agreement on a capital improvement plan that calls for the placement of general obligation bond measures totaling $37 billion on the November ballot. Overall, year-to-date, California was the largest issuer of municipal debt among the states, although new-issue volume was lower than in the prior year. Like the national municipal market, California saw lower absolute issuance due to a decline in refunding opportunities.

How did the Fund perform during the fiscal year?

For the 12-month period ended August 31, 2006, BlackRock California Insured Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.83%, +2.50%, +2.31% and +2.93%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the broad market Lehman Brothers Municipal Bond Index returned +3.03%, and the Fund's comparable Lipper category of California Insured Municipal Debt Funds had an average return of +2.25%. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.)

The Fund's performance was driven by our focus on generating a highly competitive level of tax-exempt income for our shareholders. The Fund has consistently been the highest-yielding constituent in its Lipper group, which is largely attributed to our strategy of maintaining an above-average level of coupon accrual. Importantly, the Fund's attractive yield was achieved within the context of a very high credit quality portfolio. On average, 93% or more of the Fund's assets was invested in AAA-rated insured bonds throughout the fiscal year.

What changes were made to the portfolio during the period?

As discussed in our semi-annual report to shareholders, we assumed a more neutral duration posture during the fiscal year, extending the Fund's duration as interest rates rose. To that end, we purchased longer-dated securities, along with some zero-coupon holdings, to bring the Fund's duration closer to that of its Lipper peers.

We made the conscious decision to underutilize the Fund's permissible uninsured basket during the year. Given that credit spreads were already at historically tight levels, we saw little value in purchasing lower-rated issues, as the additional income associated with them was not enough to compensate for their heightened risk profile. Instead, we used the derivatives market to take advantage of the relatively steep tax-exempt yield curve. We were able to pick up some yield by using AAA-rated inverse floaters, accepting slight extension risk but avoiding the lower-rated credits that come with more risk but little additional yield.

Finally, we generally kept the portfolio's cash reserves at a minimum (less than 1% of total assets) as part of our ongoing effort to generate an above-average level of income.

How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a relatively neutral duration stance, consistent with the recommendation of our internal Municipal Investment Committee. We anticipate using any further market weakness (yield increases) to become more constructive on the long end of the fixed income marketplace.

We maintained the Fund's high degree of credit quality at period-end, with 92.4% of total investments invested in AAA-rated tax-exempt issues with bond insurance. If credit spreads were to widen from their historically tight levels, the Fund has ample opportunity to reduce its average credit quality to establish positions in lower-rated investment grade bonds. In the meantime, we maintain our focus on providing shareholders with an attractive income stream within the context of a high-quality portfolio.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

September 14, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.
--------------------------------------------------------------------------------


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       5

Performance Data

About Fund Performance

The Fund has multiple classes of shares:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's total returns may have been lower.

Recent Performance Results

                                                        6-Month             12-Month             10-Year            Standardized
As of August 31, 2006                                Total Return         Total Return        Total Return          30-Day Yield
================================================================================================================================
Class A Shares*                                         +1.47%               +2.83%              +66.91%                 3.80%
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares*                                         +1.35                +2.50               +60.43                  3.55
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares*                                         +1.21                +2.31               +58.69                  3.46
--------------------------------------------------------------------------------------------------------------------------------
Class I Shares*                                         +1.52                +2.93               +68.58                  4.06
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +2.02                +3.03               +78.72                    --
--------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Performance Data (concluded)

Natural Resources Trust
Merrill Lynch California Insured Municipal Bond Fund --Edgar

BR California Insured Municipal Bond Fund's Class A, Class B, Class C and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from August 1996 to August 2006:

                                                                                                                    Lehman Brothers
                                                                                                                     Municipal Bond
                Class A Shares*+           Class B Shares*+         Class C Shares*+         Class I Shares*+               Index++
7/96                     $ 9,600                    $10,000                  $10,000                  $ 9,600               $10,000
7/97                     $10,421                    $10,811                  $10,800                  $10,422               $10,924
7/98                     $11,285                    $11,661                  $11,627                  $11,298               $11,869
7/99                     $11,061                    $11,383                  $11,349                  $11,094               $11,929
7/00                     $11,826                    $12,121                  $12,072                  $11,873               $12,737
7/01                     $12,995                    $13,265                  $13,198                  $13,604               $14,035
7/02                     $13,707                    $13,936                  $13,852                  $14,351               $14,911
7/03                     $14,030                    $14,207                  $14,107                  $14,717               $15,379
7/04                     $14,925                    $15,052                  $14,932                  $15,672               $16,472
7/05                     $15,582                    $15,651                  $15,510                  $16,377               $17,347
7/06                     $16,023                    $16,043                  $15,869                  $16,858               $17,872

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 8/31/06                                +2.83%          -1.28%
--------------------------------------------------------------------------------
Five Years Ended 8/31/06                              +4.28           +3.43
--------------------------------------------------------------------------------
Ten Years Ended 8/31/06                               +5.26           +4.83
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 8/31/06                                  +2.50%         -1.44%
--------------------------------------------------------------------------------
Five Years Ended 8/31/06                                +3.88          +3.54
--------------------------------------------------------------------------------
Ten Years Ended 8/31/06                                 +4.84          +4.84
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 8/31/06                                  +2.31%         +1.33%
--------------------------------------------------------------------------------
Five Years Ended 8/31/06                                +3.75          +3.75
--------------------------------------------------------------------------------
Ten Years Ended 8/31/06                                 +4.73          +4.73
--------------------------------------------------------------------------------

================================================================================
Class I Shares                                                            Return
================================================================================
One Year Ended 8/31/06                                                    +2.93%
--------------------------------------------------------------------------------
Five Years Ended 8/31/06                                                  +4.38
--------------------------------------------------------------------------------
Ten Years Ended 8/31/06                                                   +5.36
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       7

Disclosure of Expenses (As Restated. See Note 8)

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2006 and held through August 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the Actual tables provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Each of the Hypothetical tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the Hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Including Interest Expense and Fees

                                                                                                                     Expenses Paid
                                                                       Beginning                Ending            During the Period*
                                                                     Account Value           Account Value           March 1, 2006
                                                                     March 1, 2006          August 31, 2006       to August 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                                  $1,000                 $1,014.70                $5.08
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                                  $1,000                 $1,013.50                $7.21
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                                  $1,000                 $1,012.10                $7.71
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                                  $1,000                 $1,015.20                $4.57
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                                  $1,000                 $1,020.16                $5.09
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                                  $1,000                 $1,018.04                $7.22
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                                  $1,000                 $1,017.54                $7.73
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                                  $1,000                 $1,020.66                $4.58
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Class A, 1.42% for Class B, 1.52% for Class C and .90% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Disclosure of Expenses (concluded) (As Restated. See Note 8)

Excluding Interest Expense and Fees

                                                                                                                     Expenses Paid
                                                                       Beginning                Ending            During the Period*
                                                                     Account Value           Account Value           March 1, 2006
                                                                     March 1, 2006          August 31, 2006       to August 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                                  $1,000                 $1,028.30                 $3.94
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                                  $1,000                 $1,025.00                 $6.02
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                                  $1,000                 $1,023.10                 $6.53
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                                  $1,000                 $1,029.30                 $3.43
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                                  $1,000                 $1,021.32                 $3.92
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                                  $1,000                 $1,019.25                 $6.01
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                                  $1,000                 $1,018.75                 $6.51
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                                  $1,000                 $1,021.82                 $3.41
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.77% for Class A, 1.18% for Class B, 1.28% for Class C and .67% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       9

Schedule of Investments as of August 31, 2006 (As Restated. See Note 8)
                                                                  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California --86.0%
--------------------------------------------------------------------------------
   $ 2,625    ABAG Finance Authority for Nonprofit Corporations,
              California, COP (Children's Hospital Medical Center),
              6% due 12/01/2029 (a)                                     $  2,821
--------------------------------------------------------------------------------
     3,750    Alameda, California, Public Financing Authority, Local
              Agency Special Tax Revenue Bonds (Community Facility
              Number 1), Series A, 7% due 8/01/2019                        3,869
--------------------------------------------------------------------------------
     3,600    Alameda Corridor Transportation Authority, California,
              Revenue Bonds, Senior Lien, Series A, 5.25%
              due 10/01/2021 (g)                                           3,797
--------------------------------------------------------------------------------
     4,000    Anaheim, California, Public Financing Authority, Tax
              Allocation Revenue Refunding Bonds, RITES, 9.27%
              due 12/28/2018 (g)(k)                                        4,436
--------------------------------------------------------------------------------
     2,000    Bakersfield, California, COP, Refunding (Convention
              Center Expansion Project), 5.875% due 4/01/2007 (g)(h)       2,048
--------------------------------------------------------------------------------
     2,935    Bay Area Government Association, California, Tax
              Allocation Revenue Bonds (California Redevelopment
              Agency Pool), Series A, 5.125% due 9/01/2025 (l)             3,130
--------------------------------------------------------------------------------
       770    Bay Area Government Association, California, Tax
              Allocation Revenue Refunding Bonds (California
              Redevelopment Agency Pool), Series A, 6%
              due 12/15/2024 (e)                                             775
--------------------------------------------------------------------------------
       320    California Educational Facilities Authority Revenue
              Unrefunded Balance -- University of the Pacific,
              5.875% due 11/01/2020 (g)                                      347
--------------------------------------------------------------------------------
              California Educational Facilities Authority, Revenue
              Refunding Bonds (g):
     5,000        RIB, Series 413, 8.31% due 10/01/2026 (k)                5,220
       705        (University of the Pacific), 5.875%
                  due 11/01/2010 (h)                                         770
--------------------------------------------------------------------------------
              California Health Facilities Financing Authority
              Revenue Bonds:
     5,000        DRIVERS, Series 181, 7.277% due 6/01/2022 (e)(k)         5,512
                  (Kaiser Permanente), RIB, Series 26, 7.28%
                  due 6/01/2022 (e)(k)                                     3,307
     2,080        (Sutter Health), Series A, 6.25% due 8/15/2035           2,292
--------------------------------------------------------------------------------
     2,355    California Health Facilities Financing Authority, Revenue
              Refunding Bonds (Catholic Healthcare West),
              Series A, 6% due 7/01/2017 (g)                               2,406
--------------------------------------------------------------------------------
     3,000    California State Public Works Board, Lease Revenue
              Bonds (Various Community College Projects),
              Series A, 5.625% due 3/01/2016 (a)                           3,065
--------------------------------------------------------------------------------
              California State Public Works Board, Lease Revenue
              Refunding Bonds, Series B:
    10,000        (Department of Corrections), 5.625%
                  due 11/01/2019 (g)                                      10,231
     1,500        (Various Community College Projects),
                  5.625% due 3/01/2019 (a)                                 1,532
--------------------------------------------------------------------------------
     2,475    California Statewide Communities Development
              Authority, Health Facility Revenue Bonds (Memorial
              Health Services), Series A, 6% due 10/01/2023                2,738
--------------------------------------------------------------------------------
     1,720    Capistrano, California, Unified School District,
              Community Facility District, Special Tax Bonds (Number
              05-1 Rancho Madrina), 5.15% due 9/01/2029                    1,742
--------------------------------------------------------------------------------
     5,585    Contra Costa County, California, Public Financing
              Authority, Lease Revenue Refunding Bonds (Various
              Capital Facilities), Series A, 5.35% due 8/01/2024 (g)       5,791
--------------------------------------------------------------------------------
              Corona, California, COP, Refunding (Corona
              Community) (h):
     2,065        8% due 3/01/2010                                         2,366
     2,230        8% due 3/01/2011                                         2,639
     2,410        8% due 3/01/2012                                         2,932
     2,605        8% due 3/01/2013                                         3,251
     2,810        8% due 3/01/2014                                         3,590
--------------------------------------------------------------------------------
     4,500    Corona, California, Department of Water and Power,
              COP, 5% due 9/01/2035 (g)                                    4,699
--------------------------------------------------------------------------------
     1,250    Cucamonga, California, County Water District, COP,
              Refunding, 5.50% due 9/01/2024 (d)                           1,352
--------------------------------------------------------------------------------
              Duarte, California, Unified School District, Capital
              Appreciation, GO (Election of 1998), Series E (e)(i):
     2,355        4.95% due 11/01/2028                                       848
     2,435        4.96% due 11/01/2029                                       830
     4,805        4.96% due 11/01/2030                                     1,556
--------------------------------------------------------------------------------
     1,000    Elk Grove, California, East Franklin Community Number 1
              Special Tax, Series A, 6% due 8/01/2007 (h)                  1,058
--------------------------------------------------------------------------------
     3,000    Etiwanda School District, California, Community
              Facilities District Number 8, Special Tax, 6.25%
              due 9/01/2032                                                3,149
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax Exempt Receipts
GO      General Obligation Bonds
RIB     Residual Interest Bonds
RITES   Residual Interest Tax-Exempt Securities
RITR    Residual Interest Trust Receipts
ROLS    Reset Option Long Securities


10       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
              Eureka, California, Union School District, GO
              (Election of 2002) (g)(i):
   $ 2,545        5.18% due 8/01/2029                                    $   878
     2,760        5.26% due 8/01/2032                                        815
     2,990        5.27% due 8/01/2035                                        767
--------------------------------------------------------------------------------
     3,620    Fremont, California, GO (Election of 2002), Series B,
              5% due 8/01/2029 (d)                                         3,801
--------------------------------------------------------------------------------
     2,000    Glendale, California, Unified School District, GO,
              Series F, 5% due 9/01/2028 (g)                               2,092
--------------------------------------------------------------------------------
     2,250    Grossmont, California, Unified High School District,
              COP, 5.75% due 9/01/2008 (e)(h)                              2,393
--------------------------------------------------------------------------------
     2,750    Hawthorne, California, School District, GO, Series A,
              5.50% due 11/01/2008 (d)(h)                                  2,919
--------------------------------------------------------------------------------
     5,080    Irvine, California, Unified School District, Special Tax
              Refunding Bonds (Community Facilities District
              Number 86-1), 5.50% due 11/01/2017 (a)                       5,284
--------------------------------------------------------------------------------
     4,000    Los Angeles, California, COP (Sonnenblick Del Rio West
              Los Angeles), 6.20% due 11/01/2031 (a)                       4,388
--------------------------------------------------------------------------------
              Los Angeles, California, Harbor Department Revenue
              Bonds, AMT, Series B:
     1,000        5.375% due 11/01/2023                                    1,012
    14,540        6.25% due 11/01/2026 (g)                                14,745
--------------------------------------------------------------------------------
     4,560    Los Angeles, California, Harbor Department Revenue
              Refunding Bonds, 7.60% due 10/01/2018 (c)(g)                 5,495
--------------------------------------------------------------------------------
     4,000    Los Angeles, California, Wastewater System Revenue
              Refunding Bonds, Series A, 5% due 6/01/2032 (g)              4,203
--------------------------------------------------------------------------------
              Los Angeles, California, Water and Power Revenue
              Refunding Bonds (Power System):
     5,400        Series A-A-1, 5.25% due 7/01/2020 (e)                    5,742
     4,000        Series A-A-2, 5.375% due 7/01/2021 (g)                   4,290
--------------------------------------------------------------------------------
     4,000    Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax Revenue Refunding
              Bonds, Proposition A, First Tier Senior Series A, 5%
              due 7/01/2035 (a)                                            4,201
--------------------------------------------------------------------------------
              Los Angeles County, California, Sanitation Districts
              Financing Authority, Revenue Refunding Bonds
              (Capital Projects -- District Number 14), Sub-Series B (d):
     5,000        5% due 10/01/2029                                        5,280
     2,500        5% due 10/01/2030                                        2,636
--------------------------------------------------------------------------------
     4,275    Los Gatos, California, Unified School District, GO
              (Election of 2001), Series C, 5% due 8/01/2030 (d)           4,504
--------------------------------------------------------------------------------
     2,000    Los Rios, California, Community College District, GO
              (Election of 2002), Series B, 5% due 8/01/2027 (g)           2,101
--------------------------------------------------------------------------------
     2,220    Madera, California, Unified School District, GO
              (Election of 2002), 5% due 8/01/2028 (e)                     2,309
--------------------------------------------------------------------------------
     5,445    Manteca, California, Unified School District, Capital
              Appreciation, GO (Election of 2004), 4.86%
              due 8/01/2031 (g)(i)                                         1,686
--------------------------------------------------------------------------------
     2,355    Montebello, California, Unified School District, GO
              (Election of 1998), 4.90% due 8/01/2028 (d)(i)                 858
--------------------------------------------------------------------------------
     5,500    Murrieta Valley, California, Unified School District,
              Public Financing Authority, Special Tax Revenue Bonds,
              Series A, 5.125% due 9/01/2026 (b)                           5,847
--------------------------------------------------------------------------------
     3,565    Oakland, California, Sewer Revenue Bonds, Series A,
              5% due 6/15/2028 (e)                                         3,745
--------------------------------------------------------------------------------
     3,000    Orange County, California, Community Facilities District,
              Special Tax Bonds (Number 04-1 Ladera Ranch), Series A,
              5.15% due 8/15/2029                                          3,049
--------------------------------------------------------------------------------
     2,000    Orange County, California, Sanitation District, COP,
              5.25% due 2/01/2028 (d)                                      2,127
--------------------------------------------------------------------------------
     1,025    Palm Desert, California, Financing Authority, Tax
              Allocation Revenue Refunding Bonds (Project Area
              Number 1), 5.45% due 4/01/2018 (g)                           1,055
--------------------------------------------------------------------------------
     1,500    Palm Springs, California, Financing Authority, Lease
              Revenue Refunding Bonds (Convention Center Project),
              Series A, 5.50% due 11/01/2029 (g)                           1,661
--------------------------------------------------------------------------------
     5,485    Peralta, California, Community College District, GO
              (Election of 2000), Series C, 5% due 8/01/2029 (g)           5,759
--------------------------------------------------------------------------------
     1,000    Petaluma, California, Community Development
              Commission Tax Allocation Bonds (Petaluma
              Community Development Project), Series A, 5.75%
              due 5/01/2008 (g)(h)                                         1,047
--------------------------------------------------------------------------------
     1,000    Port of Oakland, California, Port Revenue Refunding
              Bonds, Series I, 5.60% due 11/01/2019 (g)                    1,042
--------------------------------------------------------------------------------
     5,778    Port of Oakland, California, RITR, AMT, Class R, Series 5,
              7.728% due 11/01/2012 (d)(k)                                 6,517
--------------------------------------------------------------------------------
     4,295    Riverside, California, Unified School District, GO
              (Election of 2001), Series B, 5% due 8/01/2030 (g)           4,546
--------------------------------------------------------------------------------


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       11

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
   $ 1,750    Riverside County, California, Asset Leasing Corporation,
              Leasehold Revenue Refunding Bonds (Riverside County
              Hospital Project), Series B, 5.70% due 6/01/2016 (g)       $ 1,952
--------------------------------------------------------------------------------
       285    Sacramento, California, City Financing Authority,
              Capital Improvement Revenue Bonds (Redevelopment
              Projects), 5.75% due 12/01/2022 (a)                            308
--------------------------------------------------------------------------------
     8,000    Sacramento, California, Municipal Utility District,
              Revenue Refunding Bonds, Series L, 5.125%
              due 7/01/2022 (g)                                            8,235
--------------------------------------------------------------------------------
     3,400    Sacramento, California, Unified School District, GO
              (Election of 2002), 5% due 7/01/2027 (g)                     3,594
--------------------------------------------------------------------------------
     1,820    Saddleback Valley, California, Unified School District,
              GO, 5% due 8/01/2029 (e)                                     1,911
--------------------------------------------------------------------------------
     3,500    Saddleback Valley, California, Unified School District,
              Public Financing Authority, Special Tax Revenue
              Refunding Bonds, Series A, 5.65% due 9/01/2017 (e)           3,540
--------------------------------------------------------------------------------
     2,000    San Bernardino, California, Joint Powers Financing
              Authority, Lease Revenue Bonds (Department of
              Transportation Lease), Series A, 5.50%
              due 12/01/2020 (g)                                          2,043
--------------------------------------------------------------------------------
     4,000    San Bernardino County, California, COP, Refunding
              (Medical Center Financing Project), 5.50%
              due 8/01/2019 (g)                                           4,006
--------------------------------------------------------------------------------
     2,000    San Diego, California, Certificates of Undivided Interest,
              Revenue Bonds, ROLS, Series II-R-551X, 6.884%
              due 8/01/2024 (d)(k)                                        2,137
--------------------------------------------------------------------------------
    10,000    San Diego, California, Certificates of Undivided Interest,
              Water Utility Fund, Net System Revenue Bonds, 5%
              due 8/01/2021 (d)                                           10,322
--------------------------------------------------------------------------------
              San Diego, California, Public Facilities Financing
              Authority, Sewer Revenue Bonds (d):
     4,450        Series A, 5.25% due 5/15/2027                            4,536
     6,175        Series B, 5.25% due 5/15/2027                            6,294
--------------------------------------------------------------------------------
    11,325    San Diego, California, Unified School District, GO
              (Election of 1998), Series F, 5% due 7/01/2029 (e)          11,885
--------------------------------------------------------------------------------
              San Diego County, California, Water Authority, Water
              Revenue Bonds, COP, Series A (e):
     7,350        5% due 5/01/2030                                         7,698
     4,000        5% due 5/01/2031                                         4,183
--------------------------------------------------------------------------------
              San Francisco, California, Bay Area Rapid Transit District,
              Sales Tax Revenue Refunding Bonds:
     1,325        5.125% due 7/01/2036 (a)                                 1,385
     6,270        Series A, 5% due 7/01/2030 (g)                           6,604
--------------------------------------------------------------------------------
     1,250    San Francisco, California, City and County Airport
              Commission, International Airport, Special Facilities
              Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
              Series A, 6.10% due 1/01/2020 (e)                            1,313
--------------------------------------------------------------------------------
     5,790    San Joaquin Hills, California, Transportation Corridor
              Agency, Toll Road Revenue Refunding Bonds, Series A,
              5.375% due 1/15/2029 (g)                                     5,936
--------------------------------------------------------------------------------
     1,420    San Jose-Evergreen, California, Community College
              District, GO, Series B, 5.50% due 9/01/2021 (d)              1,513
--------------------------------------------------------------------------------
              San Juan, California, Unified School District, GO:
     3,740        5.625% due 8/01/2017 (d)                                 4,038
     3,000        5.70% due 8/01/2019 (e)                                  3,226
     4,345        5.625% due 8/01/2020 (d)                                 4,691
     3,500        (Election of 2002), 5% due 8/01/2028 (g)                 3,660
--------------------------------------------------------------------------------
     2,240    San Mateo County, California, Joint Powers Authority,
              Lease Revenue Refunding Bonds (Capital Projects),
              Series A, 5.125% due 7/15/2028 (e)                           2,308
--------------------------------------------------------------------------------
     1,650    Santa Margarita, California, Water District, Special Tax
              Refunding Bonds (Community Facilities District
              Number 99), Series 1, 6.20% due 9/01/2020                    1,768
--------------------------------------------------------------------------------
     4,000    Santa Monica, California, Redevelopment Agency, Tax
              Allocation Bonds (Earthquake Recovery Redevelopment
              Project), 6% due 7/01/2009 (a)(h)                            4,311
--------------------------------------------------------------------------------
              Santa Rosa, California, High School District, GO:
     1,000        5.70% due 5/01/2021 (e)                                  1,044
     1,000        (Election of 2002), 5% due 8/01/2028 (g)                 1,046
--------------------------------------------------------------------------------
     6,700    Sonoma County, California, Junior College District, GO
              (Election of 2002), Refunding, Series B, 5%
              due 8/01/2028 (e)                                            7,080
--------------------------------------------------------------------------------
     4,865    South Tahoe, California, Joint Powers Financing
              Authority, Lease Revenue Refunding Bonds, 5.125%
              due 10/01/2025 (g)                                           5,248
--------------------------------------------------------------------------------
     1,400    Stockton, California, Public Financing Authority, Water
              Revenue Bonds (Water System Capital Improvement
              Projects), Series A, 5% due 10/01/2031 (g)                   1,474
--------------------------------------------------------------------------------
              Temecula Valley, California, Unified School District,
              Community Facilities District, Special Tax Bonds 02-1):
     1,255        5.125% due 9/01/2030                                     1,270
     1,905        5.125% due 9/01/2035                                     1,919
--------------------------------------------------------------------------------
     1,650    Turlock, California, Public Finance Authority, Sewer
              Revenue Bonds, Series A, 5% due 9/15/2026 (d)                1,729
--------------------------------------------------------------------------------
     5,500    University of California, Hospital Revenue Refunding
              Bonds (UCLA Medical Center), Series B, 5.50%
              due 5/15/2021 (a)                                            6,050
--------------------------------------------------------------------------------


12       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Schedule of Investments (concluded)     (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (concluded)
--------------------------------------------------------------------------------
   $ 4,215    Vista, California, Unified School District, GO, Series A,
              5.25% due 8/01/2025 (e)                                  $  4,485
================================================================================
Puerto Rico -- 3.0%
--------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation
              Revenue Bonds, Series A (i):
     9,750        4.66% due 7/01/2033 (d)                                 2,846
    10,000        4.90% due 7/01/2037 (a)                                 2,405
--------------------------------------------------------------------------------
     6,610    Puerto Rico Commonwealth, Public Improvement, GO,
              Refunding, 5.70% due 7/01/2020 (g)                          7,081
--------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $353,166) --89.0%                                369,967
================================================================================

              Municipal Bonds Held in Trust (m)
================================================================================
California --15.7%
--------------------------------------------------------------------------------
     8,000    California Educational Facilities Authority Revenue
              Refunding Bonds (University of San Francisco),
              6% due 10/01/2006 (g)(h)                                    8,177
--------------------------------------------------------------------------------
    14,000    California Health Facilities Financing Authority
              Revenue Bonds (Kaiser Permanente),
              Series A, 5.50% due 6/01/2022 (c)(e)                       14,717
--------------------------------------------------------------------------------
     6,000    La Quinta, California, Financing Authority, Local Agency
              Revenue Bonds, Series A, 5.125% due 9/01/2034 (a)           6,336
--------------------------------------------------------------------------------
     8,000    Los Angeles, California, Unified School District, GO,
              Series A, 5% due 1/01/2028 (g)                              8,401
--------------------------------------------------------------------------------
     2,540 Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding Bonds (Project Area Number 2),
              Series A, 5.125% due 8/01/2036 (a)                          2,701
--------------------------------------------------------------------------------
     5,035    Port of Oakland, California, Revenue Bonds, AMT,
              Series K, 5.875% due 11/01/2017 (d)                         5,357
--------------------------------------------------------------------------------
    12,710    Port of Oakland, California, Revenue Refunding Bonds,
              AMT, Series L, 5.375% due 11/01/2027 (d)                   13,584
--------------------------------------------------------------------------------
     6,000    San Diego, California, Certificates of Undivided Interest
              Revenue Bonds (Water Utility Fund), 5.20%
              due 8/01/2024 (d)                                           6,205
--------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $64,550) --15.7%                                  65,478
================================================================================

    Shares
      Held    Mutual Funds
================================================================================
        69    BlackRock California Insured Municipal 2008 Term
              Trust, Inc.                                                 1,040
--------------------------------------------------------------------------------
              Total Mutual Funds (Cost -- $1,156) -- 0.3%                 1,040
================================================================================

              Short-Term Securities
================================================================================
     6,251    CMA California Municipal Money Fund, 2.96% (f)(j)           6,251
--------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $6,251) -- 1.5%                                    6,251
================================================================================
Total Investments (Cost -- $425,123*) --106.5%                          442,736
Other Assets Less Liabilities -- 1.1%                                     4,417
Liability for Trust Certificates,
Including Interest Expense Payable -- (7.6%)                            (31,486)
                                                                       --------
Net Assets -- 100.0%                                                   $415,667
                                                                       ========

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 393,928
                                                                      =========
      Gross unrealized appreciation ..............................    $  18,533
      Gross unrealized depreciation ..............................         (868)
                                                                      ---------
      Net unrealized appreciation ................................    $  17,665
                                                                      =========

(a)   AMBAC Insured.
(b)   Assured Guaranty Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FSA Insured.
(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund             (1,172)            $ 113
      --------------------------------------------------------------------------

(g)   MBIA Insured.
(h)   Prerefunded.
(i) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(j)   Represents the current yield as of August 31, 2006.
(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(l)   XL Capital Insured.
(m) As Restated. See Note 8. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

      See Notes to Financial Statements.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       13

Statement of Assets and Liabilities (As Restated. See Note 8)

As of August 31, 2006
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
              (identified cost -- $418,872,590) ....................................................                    $436,485,929
            Investments in affiliated securities, at value
              (identified cost -- $6,250,553) ......................................................                       6,250,553
            Cash ...................................................................................                         127,339
            Receivables:
                Interest ...........................................................................    $  5,949,606
                Securities sold ....................................................................       3,412,950
                Beneficial interest sold ...........................................................         972,295
                Dividends ..........................................................................           4,410      10,339,261
                                                                                                        ------------
            Prepaid expenses and other assets ......................................................                          41,279
                                                                                                                        ------------
            Total assets ...........................................................................                     453,244,361
                                                                                                                        ------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
            Trust Certificates .....................................................................                      31,142,500
            Payables:
                Securities purchased ...............................................................       4,413,226
                Beneficial interest redeemed .......................................................         952,209
                Dividends to shareholders ..........................................................         402,181
                Interest expense ...................................................................         343,161
                Investment adviser .................................................................                         155,720
                Distributor ........................................................................                          75,128
                Other affiliates ...................................................................          14,790       6,356,415
                                                                                                        ------------
            Accrued expenses .......................................................................                          78,897
                                                                                                                        ------------
            Total liabilities ......................................................................                      37,577,812
                                                                                                                        ------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Net assets .............................................................................                    $415,666,549
                                                                                                                        ============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .................................................................                    $  2,243,717
            Class BShares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .................................................................                         604,195
            Class CShares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .................................................................                         394,681
            Class IShares of beneficial interest, $.10 par value, unlimited number
              of shares authorized .................................................................                         365,027
            Paid-in capital in excess of par .......................................................                     395,257,731
            Undistributed investment income -- net .................................................    $    764,789
            Accumulated realized capital losses -- net .............................................      (1,576,930)
            Unrealized appreciation -- net .........................................................      17,613,339
                                                                                                        ------------
            Total accumulated earnings -- net ......................................................                      16,801,198
                                                                                                                        ------------
            Net Assets .............................................................................                    $415,666,549
                                                                                                                        ============
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
            Class A -- Based on net assets of $258,492,287 and 22,437,173 shares of
              beneficial interest outstanding ......................................................                    $      11.52
                                                                                                                        ============
            Class B -- Based on net assets of $69,646,638 and 6,041,948 shares of
              beneficial interest outstanding ......................................................                    $      11.53
                                                                                                                        ============
            Class C -- Based on net assets of $45,474,337 and 3,946,806 shares of
              beneficial interest outstanding ......................................................                    $      11.52
                                                                                                                        ============
            Class I -- Based on net assets of $42,053,287 and 3,650,267 shares of
              beneficial interest outstanding ......................................................                    $      11.52
                                                                                                                        ============

      See Notes to Financial Statements.


14       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Statement of Operations (As Restated. See Note 8)

For the Year Ended August 31, 2006
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
            Interest ...............................................................................                   $ 22,660,378
            Dividends (including $113,411 from affiliates) .........................................                        166,327
                                                                                                                       ------------
            Total income                                                                                                 22,826,705
                                                                                                                       ------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...............................................................  $  2,339,385
            Interest expense and fees ..............................................................     1,003,270
            Account maintenance and distribution fees -- Class B ...................................       414,495
            Account maintenance and distribution fees -- Class C ...................................       268,543
            Account maintenance fees -- Class A ....................................................       259,363
            Accounting services ....................................................................       168,060
            Transfer agent fees -- Class A .........................................................        82,561
            Professional fees ......................................................................        53,993
            Printing and shareholder reports .......................................................        46,993
            Registration fees ......................................................................        46,690
            Custodian fees .........................................................................        33,445
            Transfer agent fees -- Class B .........................................................        32,077
            Trustees' fees and expenses ............................................................        22,672
            Pricing fees ...........................................................................        17,784
            Transfer agent fees -- Class C .........................................................        16,936
            Transfer agent fees -- Class I .........................................................        12,158
            Other ..................................................................................        35,175
                                                                                                      ------------
            Total expenses before reimbursement ....................................................     4,853,600
            Reimbursement of expenses ..............................................................       (18,356)
                                                                                                      ------------
            Total expenses after reimbursement .....................................................                      4,835,244
                                                                                                                       ------------
            Investment income -- net ...............................................................                     17,991,461
                                                                                                                       ------------
====================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net .................................................................     4,922,978
                Financial futures contracts -- net .................................................        60,736        4,983,714
                                                                                                      ------------
            Change in unrealized appreciation on investments -- net ................................                    (11,799,018)
                                                                                                                       ------------
            Total realized and unrealized loss -- net ..............................................                     (6,815,304)
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations ...................................                   $ 11,176,157
                                                                                                                       ============

      See Notes to Financial Statements.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       15

Statements of Changes in Net Assets (As Restated for 2006. See Note 8)

                                                                                                            For the Year Ended
                                                                                                                August 31,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                        2006             2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................                 $  17,991,461    $  19,668,627
            Realized gain -- net ...................................................                     4,983,714        4,552,900
            Change in unrealized appreciation -- net ...............................                   (11,799,018)      (5,182,090)
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ...................                    11,176,157       19,039,437
                                                                                                     ------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Class A ............................................................                   (11,284,726)     (11,717,196)
                Class B ............................................................                    (3,276,574)      (4,380,225)
                Class C ............................................................                    (1,720,848)      (1,854,212)
                Class I ............................................................                    (1,703,239)      (1,645,811)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends to shareholders ....                   (17,985,387)     (19,597,444)
                                                                                                     ------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions                   (20,461,128)     (16,252,019)
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...........................................                   (27,270,358)     (16,810,026)
            Beginning of year ......................................................                   442,936,907      459,746,933
                                                                                                     ------------------------------
            End of year* ...........................................................                 $ 415,666,549    $ 442,936,907
                                                                                                     ==============================
                * Undistributed investment income -- net ...........................                 $     764,789    $     892,371
                                                                                                     ==============================

      See Notes to Financial Statements.


16       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Financial Highlights (As Restated. See Note 8)

                                                                   Class A
The following per share data                 ----------------------------------------------------
and ratios have been derived                             For the Year Ended August 31,
from information provided in                 ----------------------------------------------------
the financial statements.                      2006       2005       2004       2003       2002
=================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......... $  11.70   $  11.72   $  11.54   $  11.82   $  11.77
                                             ----------------------------------------------------
Investment income -- net* ..................      .50        .53        .55        .56        .57
Realized and unrealized gain (loss) -- net .     (.18)      (.03)       .17       (.28)       .05
                                             ----------------------------------------------------
Total from investment operations ...........      .32        .50        .72        .28        .62
                                             ----------------------------------------------------
Less dividends from investment
  income -- net ............................     (.50)      (.52)      (.54)      (.56)      (.57)
                                             ----------------------------------------------------
Net asset value, end of year ............... $  11.52   $  11.70   $  11.72   $  11.54   $  11.82
                                             ====================================================

Total Investment Return**

Based on net asset value per share .........     2.83%      4.40%      6.37%      2.35%      5.46%
                                             ====================================================

Ratios to Average Net Assets

Expenses, net of reimbursement and excluding
  interest expense and fees ................      .78%       .78%       .78%       .78%       .81%
                                             ====================================================
Expenses, net of reimbursement .............     1.01%       .88%       .83%       .89%       .98%
                                             ====================================================
Expenses ...................................     1.02%       .89%       .83%       .89%      1.00%
                                             ====================================================
Investment income -- net ...................     4.35%      4.50%      4.66%      4.74%      4.93%
                                             ====================================================

Supplemental Data

Net assets, end of year (in thousands) ..... $258,492   $264,482   $258,411   $247,184   $236,181
                                             ====================================================
Portfolio turnover .........................       30%        27%        22%        26%        30%
                                             ====================================================

                                                                   Class B
The following per share data                 ----------------------------------------------------
and ratios have been derived                             For the Year Ended August 31,
from information provided in                 ----------------------------------------------------
the financial statements.                      2006       2005       2004       2003       2002
=================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......... $  11.70   $  11.72   $  11.54   $  11.82   $  11.77
                                             ----------------------------------------------------
Investment income -- net* ..................      .46        .48        .50        .51        .52
Realized and unrealized gain (loss) -- net .     (.17)      (.02)       .18       (.28)       .05
                                             ----------------------------------------------------
Total from investment operations ...........      .29        .46        .68        .23        .57
                                             ----------------------------------------------------
Less dividends from investment
  income -- net ............................     (.46)      (.48)      (.50)      (.51)      (.52)
                                             ----------------------------------------------------
Net asset value, end of year ............... $  11.53   $  11.70   $  11.72   $  11.54   $  11.82
                                             ====================================================

Total Investment Return**

Based on net asset value per share .........     2.50%      3.98%      5.94%      1.93%      5.04%
                                             ====================================================

Ratios to Average Net Assets

Expenses, net of reimbursement and excluding
  interest expense and fees ................     1.18%      1.19%      1.18%      1.19%      1.22%
                                             ====================================================
Expenses, net of reimbursement .............     1.42%      1.29%      1.24%      1.29%      1.38%
                                             ====================================================
Expenses ...................................     1.42%      1.29%      1.24%      1.30%      1.41%
                                             ====================================================
Investment income -- net ...................     3.95%      4.10%      4.25%      4.34%      4.52%
                                             ====================================================

Supplemental Data

Net assets, end of year (in thousands) ..... $ 69,647   $ 96,650   $118,304   $151,276   $194,733
                                             ====================================================
Portfolio turnover .........................       30%        27%        22%        26%        30%
                                             ====================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       17

Financial Highlights (concluded) (As Restated. See Note 8)

                                                                   Class C
The following per share data                 ----------------------------------------------------
and ratios have been derived                             For the Year Ended August 31,
from information provided in                 ----------------------------------------------------
the financial statements.                      2006       2005       2004       2003       2002
=================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......... $  11.70   $  11.72   $  11.54   $  11.82   $  11.77
                                             ----------------------------------------------------
Investment income -- net* ..................      .44        .47        .49        .50        .51
Realized and unrealized gain (loss) -- net .     (.18)      (.02)       .17       (.28)       .05
                                             ----------------------------------------------------
Total from investment operations ...........      .26        .45        .66        .22        .56
                                             ----------------------------------------------------
Less dividends from investment
  income -- net ............................     (.44)      (.47)      (.48)      (.50)      (.51)
                                             ----------------------------------------------------
Net asset value, end of year ............... $  11.52   $  11.70   $  11.72   $  11.54   $  11.82
                                             ====================================================

Total Investment Return**

Based on net asset value per share .........     2.31%      3.88%      5.84%      1.83%      4.94%
                                             ====================================================

Ratios to Average Net Assets

Expenses, net of reimbursement and excluding
  interest expense and fees ................     1.28%      1.29%      1.28%      1.29%      1.32%
                                             ====================================================
Expenses, net of reimbursement .............     1.52%      1.39%      1.34%      1.39%      1.48%
                                             ====================================================
Expenses ...................................     1.52%      1.39%      1.34%      1.40%      1.51%
                                             ====================================================
Investment income -- net ...................     3.85%      4.00%      4.15%      4.24%      4.42%
                                             ====================================================

Supplemental Data

Net assets, end of year (in thousands) ..... $ 45,474   $ 45,700   $ 46,900   $ 50,197   $ 36,983
                                             ====================================================
Portfolio turnover .........................       30%        27%        22%        26%        30%
                                             ====================================================

                                                                   Class I
The following per share data                 ----------------------------------------------------
and ratios have been derived                             For the Year Ended August 31,
from information provided in                 ----------------------------------------------------
the financial statements.                      2006       2005       2004       2003       2002
=================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......... $  11.70   $  11.72   $  11.54   $  11.81   $  11.77
                                             ----------------------------------------------------
Investment income -- net* ..................      .51        .54        .56        .57        .58
Realized and unrealized gain (loss) -- net .     (.18)      (.02)       .17       (.27)       .04
                                             ----------------------------------------------------
Total from investment operations ...........      .33        .52        .73        .30        .62
                                             ----------------------------------------------------
Less dividends from investment
  income -- net ............................     (.51)      (.54)      (.55)      (.57)      (.58)
                                             ----------------------------------------------------
Net asset value, end of year ............... $  11.52   $  11.70   $  11.72   $  11.54   $  11.81
                                             ====================================================

Total Investment Return**

Based on net asset value per share .........     2.93%      4.50%      6.48%      2.54%      5.48%
                                             ====================================================

Ratios to Average Net Assets

Expenses, net of reimbursement and excluding
  interest expense and fees ................      .68%       .68%       .68%       .68%       .71%
                                             ====================================================
Expenses, net of reimbursement .............      .91%       .78%       .73%       .79%       .88%
                                             ====================================================
Expenses ...................................      .92%       .79%       .73%       .79%       .90%
                                             ====================================================
Investment income -- net ...................     4.45%      4.60%      4.76%      4.84%      5.03%
                                             ====================================================

Supplemental Data

Net assets, end of year (in thousands) ..... $ 42,053   $ 36,105   $ 36,132   $ 39,841   $ 42,873
                                             ====================================================
Portfolio turnover .........................       30%        27%        22%        26%        30%
                                             ====================================================

*     Based on average shares outstanding.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.

      See Notes to Financial Statements.


18       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch California Insured Municipal Bond Fund and Merrill Lynch California Municipal Series Trust, of which the Fund is part of, were renamed BlackRock California Insured Municipal Bond Fund (the "Fund") and BlackRock Municipal Series Trust (the "Trust"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       19
which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At August 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $65,477,596, the related liability for trust certificates was $31,142,500 and the range of interest rates on the liability for trust certificates was 3.41% to 3.46%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(i) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $133,656 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


20       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the CMA California Municipal Money Fund. For the year ended August 31, 2006, FAM reimbursed the Fund in the amount of $18,356.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                                Maintenance           Fee Fee
--------------------------------------------------------------------------------
Class A ....................................       .10%                  --
Class B ....................................       .25%                 .25%
Class C ....................................       .25%                 .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A ............................................    $ 4,877          $43,302
Class I ............................................    $ 3,534          $33,177
--------------------------------------------------------------------------------

For the year ended August 31, 2006, MLPF&S received contingent deferred sales charges of $47,572 and $3,446 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2006, the Fund reimbursed FAM $9,342 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On July 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Fund. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

During the year ended August 31, 2006, certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2006 were $140,068,437 and $164,695,373, respectively.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       21

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $20,461,128 and $16,252,019 for the years ended August 31, 2006 and August 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2006                                  Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,479,802     $ 17,017,821
Automatic conversion of shares ...............       1,057,574       12,158,609
Shares issued to shareholders in
  reinvestment of dividends ..................         456,697        5,254,757
                                                    ---------------------------
Total issued .................................       2,994,073       34,431,187
Shares redeemed ..............................      (3,160,727)     (36,358,719)
                                                    ---------------------------
Net decrease .................................        (166,654)    $ (1,927,532)
                                                    ===========================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2005                                  Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,668,005     $ 19,517,215
Automatic conversion of shares ...............         687,586        8,056,701
Shares issued to shareholders in
  reinvestment of dividends ..................         460,636        5,402,855
                                                    ---------------------------
Total issued .................................       2,816,227       32,976,771
Shares redeemed ..............................      (2,267,688)     (26,572,006)
                                                    ---------------------------
Net increase .................................         548,539     $  6,404,765
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2006                                  Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         101,383     $  1,190,423
Shares issued to shareholders in
  reinvestment of dividends ..................         110,858        1,276,508
                                                    ---------------------------
Total issued .................................         212,241        2,466,931
                                                    ---------------------------
Shares redeemed ..............................      (1,371,215)     (15,780,754)
Automatic conversion of shares ...............      (1,057,090)     (12,158,609)
                                                    ---------------------------
Total redemptions ............................      (2,428,305)     (27,939,363)
                                                    ---------------------------
Net decrease .................................      (2,216,064)    $(25,472,432)
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2005                                  Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         187,982     $  2,203,871
Shares issued to shareholders in
  reinvestment of dividends ..................         148,916        1,747,316
                                                    ---------------------------
Total issued .................................         336,898        3,951,187
                                                    ---------------------------
Shares redeemed ..............................      (1,486,201)     (17,431,258)
Automatic conversion of shares ...............        (687,322)      (8,056,701)
                                                    ---------------------------
Total redemptions ............................      (2,173,523)     (25,487,959)
                                                    ---------------------------
Net decrease .................................      (1,836,625)    $(21,536,772)
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2006                                   Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         831,944     $  9,553,375
Shares issued to shareholders in
  reinvestment of dividends ..................          75,587          870,003
                                                    ---------------------------
Total issued .................................         907,531       10,423,378
Shares redeemed ..............................        (866,124)      (9,962,411)
                                                    ---------------------------
Net increase .................................          41,407     $    460,967
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended August 31, 2005                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        663,641     $ 7,785,750
Shares issued to shareholders in
  reinvestment of dividends ....................         84,383         989,892
                                                    ---------------------------
Total issued ...................................        748,024       8,775,642
Shares redeemed ................................       (845,227)     (9,908,126)
                                                    ---------------------------
Net decrease ...................................        (97,203)    $(1,132,484)
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended August 31, 2006                                  Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         990,715     $ 11,381,126
Shares issued to shareholders in
  reinvestment of dividends ..................          75,044          863,077
                                                    ---------------------------
Total issued .................................       1,065,759       12,244,203
Shares redeemed ..............................        (501,223)      (5,766,334)
                                                    ---------------------------
Net increase .................................         564,536     $  6,477,869
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                             Dollar
Ended August 31, 2005                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        444,568     $ 5,205,686
Shares issued to shareholders in
  reinvestment of dividends ....................         72,265         847,615
                                                    ---------------------------
Total issued ...................................        516,833       6,053,301
Shares redeemed ................................       (515,164)     (6,040,829)
                                                    ---------------------------
Net increase ...................................          1,669     $    12,472
                                                    ===========================

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2006.


22       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                       8/31/2006      8/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $17,985,387    $19,597,444
                                                      --------------------------
Total distributions ..............................    $17,985,387    $19,597,444
                                                      ==========================

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $    471,226
Undistributed ordinary income -- net ........................         133,656
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................         604,882
Capital loss carryforward ...................................      (1,295,867)*
Unrealized gains -- net .....................................      17,492,183**
                                                                 ------------
Total accumulated earnings -- net ...........................    $ 16,801,198
                                                                 ============

* On August 31, 2006, the Fund had a net capital loss carryforward of $1,295,867, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

7. Share Class Redesignation:

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. Investor A1, Investor B and Investor C1 Shares are no longer be available for purchase except through dividend reinvestment in connection with existing holdings or through certain authorized qualified employee benefit plans.

8. Restatement Information:

Subsequent to the issuance of its August 31, 2006 financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2006, the Statement of Operations for the year then ended, the Statement of Changes in Net Assets for the year ended August 31, 2006 and certain financial highlights for each of the five years in the period then ended. The effects of the restatements were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain (loss) -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

-------------------------------------------------------------------------------
Statement of Assets and Liabilities
As of August 31, 2006
-------------------------------------------------------------------------------
                                                  Previously
                                                   Reported          Restated
-------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .....................    $ 405,343,429     $ 436,485,929
Investments in unaffiliated
  securities, identified cost ..............    $ 388,211,285     $ 418,872,590
Interest receivable ........................    $   5,606,445     $   5,949,606
Total assets ...............................    $ 421,758,700
Trust certificates .........................               --     $  31,142,500
Interest expense payable ...................               --     $     343,161
Total liabilities ..........................    $   6,092,151     $  37,577,812
Accumulated realized capital
  losses -- net ............................    $  (1,095,735)    $  (1,576,930)
Unrealized appreciation -- net .............    $  17,132,144     $  17,613,339
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Operations
For the Year Ended August 31, 2006
-------------------------------------------------------------------------------
                                                   Previously
                                                    Reported         Restated
-------------------------------------------------------------------------------
Interest income ..............................    $ 21,657,108     $ 22,660,378
Total income .................................    $ 21,823,435     $ 22,826,705
Interest expense and fees ....................              --     $  1,003,270
Total expenses before
  reimbursement ..............................    $  3,850,330     $  4,853,600
Total expenses after
  reimbursement ..............................    $  3,831,974     $  4,835,244
Realized gain on
  investments -- net .........................    $  5,394,081     $  4,922,978
Change in unrealized appreciation
  on investments -- net ......................    $(12,270,121)    $(11,799,018)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2006
-------------------------------------------------------------------------------
                                                   Previously
                                                    Reported         Restated
-------------------------------------------------------------------------------
Realized gain -- net .........................    $  5,454,817     $  4,983,714
Change in unrealized
  appreciation -- net ........................    $(12,270,121)    $(11,799,018)
-------------------------------------------------------------------------------


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       23

Notes to Financial Statements (concluded)

Financial Highlights
For the Years Ended August 31, 2006, 2005, 2004, 2003 and 2002

------------------------------------------------------------------------------------------------------------------------------------
                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class A                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .78%     1.01%        .78%     .88%         .78%     .83%         .78%     .89%           .81%     .98%
Expenses ............       .78%     1.02%        .78%     .89%         .78%     .83%         .78%     .89%           .84%    1.00%
Portfolio turnover ..     37.90%       30%      30.78%      27%       24.69%      22%       29.70%      26%         37.35%      30%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class B                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.18%     1.42%       1.19%     1.29%       1.18%     1.24%       1.19%     1.29%         1.22%    1.38%
Expenses ............      1.19%     1.42%       1.19%     1.29%       1.18%     1.24%       1.19%     1.30%         1.25%    1.41%
Portfolio turnover ..     37.90%       30%      30.78%       27%      24.69%       22%      29.70%       26%        37.35%      30%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class C                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ......       1.28%     1.52%       1.29%     1.39%       1.28%     1.34%       1.29%     1.39%         1.32%    1.48%
Expenses ...........       1.29%     1.52%       1.29%     1.39%       1.28%     1.34%       1.29%     1.40%         1.35%    1.51%
Portfolio turnover..      37.90%       30%      30.78%       27%      24.69%       22%      29.70%       26%        37.35%      30%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class I                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ......        .68%     .91%         .68%     .78%         .68%     .73%         .68%     .79%           .71%    .88%
Expenses ...........        .68%     .92%         .68%     .79%         .68%     .73%         .68%     .79%           .74%    .90%
Portfolio turnover..      37.90%      30%       30.78%      27%       24.69%      22%       29.70%      26%         37.35%     30%
------------------------------------------------------------------------------------------------------------------------------------

While the Statements of Assets and Liabilities, including the Schedules of Investments, for the Fund as of August 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatements, the principal effects of the restatements would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for the Fund for the years ended August 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatements. However, the principal effects of the restatements would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/ depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the Fund for the years ended August 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatements, but the principal effects of the restatements, where applicable, would be to revise previously reported realized gain (loss) on investments -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.


24       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock California Insured Municipal Bond Fund of BlackRock California Municipal Series Trust (the "Trust") (formerly Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust) as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Insured Municipal Bond Fund of BlackRock California Municipal Series Trust as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, the statement of assets and liabilities, including the schedule of investments, as of August 31, 2006, the statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and certain financial highlights for each of the five years in the period ended August 31, 2006 have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
October 19, 2006
(May 18, 2007 as to the effects of the restatements disclosed in Note 8)


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       25

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, which took effect after September 29, 2006. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;


26       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       27

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The trustees were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with


28       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006
assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The trustees considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       29

Disclosure of New Investment Advisory Agreement (concluded)

Investment Performance -- The trustees considered investment performance for the Fund. The trustees compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22 - 23, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


30       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

    Officers and Trustees

                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen        Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         by Trustee      Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, and        129 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for                 174 Portfolios
            08543-9011     Trustee               Equities, Chairman of the BlackRock Private
            Age: 52                              Client Operating Committee, and member of
                                                 the BlackRock Executive Committee since
                                                 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief
                                                 Investment Officer thereof from 2001 to
                                                 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006;
                                                 Co-Head (Americas Region) thereof from 2000
                                                 to 2001 and Senior Vice President from 1999
                                                 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since
                                                 2001; President of Princeton Administrators,
                                                 L.P. ("Princeton Administrators") from 2001
                                                 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive
                                                 Vice President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since      39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from      59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 62                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992;           39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology    59 Portfolios
            08543-9095                           from  1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee   39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial      59 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of New
                                                 York Common Retirement Fund since 1989; Member of
                                                 the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and Chairman
                                                 thereof since 2005; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       31


                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen        Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         by Trustee      Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1993 to  Chairman of the Board of Directors of Vigilant      39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board      59 Portfolios
            08543-9095                           of Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since
                                                 2005; John M. Olin Professor of Humanities, New
                                                 York University from 1993 to 2005; and Professor
                                                 thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute
                                                 from 1984 to 1985; Director, Damon Corp. from
                                                 1991 to 1995; Overseer, Center for Naval Analyses
                                                 from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &     39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar      59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 64                              the Board of  Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at
                                                 Law P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988; Director,
                                                 First National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)    39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon      59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Trustees and the Audit Committee.


32       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to     Managing Director of BlackRock since 2006; Managing Director of MLIM and
Burke       Princeton,     President    present     FAM from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice
            NJ 08543-9011  and          and         President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            Age: 46        Treasurer    1999 to     Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to
                                        present     2006; Vice President of FAM Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice President of MLIM and FAM from 1990 to
                                                    1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                                    Treasurer and Secretary of the IQ Funds from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to     Managing Director of BlackRock since 2006; Managing Director (Municipal
Jacob       Princeton, NJ  Vice         present     Tax-Exempt Fund Management) of MLIM from 2000 to 2006; Director of MLIM from
            08543-9011     President                1997 to 2000.
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to     Managing Director of BlackRock since 2006; Managing Director (Municipal
Loffredo    Princeton, NJ  Vice         present     Tax-Exempt Fund Management) of MLIM from 2000 to 2006; Director of MLIM from
            08543-9011     President                1997 to 2000.
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Walter C.   P.O. Box 9011  Vice         1993 to     Managing Director of BlackRock since 2006; Managing Director (Municipal
O'Connor    Princeton, NJ  President    present     Tax-Exempt Fund Management) of MLIM from 2003 to 2006; Director of MLIM from
            08543-9011                              2000 to 2003; Vice President of MLIM from 1993 to 2000.
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to     Managing Director of BlackRock and Fund Chief Compliance Officer since
Hiller      Princeton, NJ  Compliance   present     2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
            08543-9011     Officer                  President and Chief Compliance Officer of MLIM (Americas Region) from 2004
            Age: 55                                 to 2006; Chief Compliance Officer of the IQ Funds since 2004; Global
                                                    Director of Compliance at Morgan Stanley Investment Management from 2002 to
                                                    2004; Managing Director and Global Director of Compliance at Citigroup
                                                    Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                                    Management in 2000; Chief Compliance Officer at Prudential Financial from
                                                    1995 to 2000; Senior Counsel in the Securities and Exchange Commission's
                                                    Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to     Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from
Pellegrino  Princeton, NJ               present     2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
            08543-9011                              with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton
            Age: 46                                 Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Pre Transaction
(Until September 29, 2006)

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Post Transaction
(After September 29, 2006)

PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee of BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust. The Fund's Board of Trustees wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       33

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


34       BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Log into your account


BLACKROCK CALIFORNIA INSURED MUNICIPAL BOND FUND        AUGUST 31, 2006       35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock California Insured Municipal Bond Fund
Of BlackRock California Municipal Series Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #10329R-8/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
          (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -  Principal Accountant Fees and Services

          (a) Audit Fees -         Fiscal Year Ending August 31, 2006 - $28,500
                                   Fiscal Year Ending August 31, 2005 - $28,000

          (b) Audit-Related Fees - Fiscal Year Ending August 31, 2006 - $0
                                   Fiscal Year Ending August 31, 2005 - $0

          (c) Tax Fees -           Fiscal Year Ending August 31, 2006 - $6,000
                                   Fiscal Year Ending August 31, 2005 - $7,300

          The nature of the services include tax compliance, tax advice and tax planning.

          (d) All Other Fees -     Fiscal Year Ending August 31, 2006 - $0
                                   Fiscal Year Ending August 31, 2005 - $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) Fiscal Year Ending August 31, 2006 - $3,098,500
              Fiscal Year Ending August 31, 2005 - $7,377,027

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007, the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

          Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

          Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

          A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

          Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at August 31, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended August 31, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

          Subsequent to August 31, 2006, but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to August 31, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Insured Municipal Bond Fund of BlackRock California Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock California Insured Municipal Bond Fund of
    BlackRock California Municipal Series Trust

Date: June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock California Insured Municipal Bond Fund of
    BlackRock California Municipal Series Trust

Date: June 7, 2007


By: /s/ Donald C. Burke
    ---------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock California Insured Municipal Bond Fund of
    BlackRock California Municipal Series Trust

Date: June 7, 2007